Thornburg Equity Funds
Total return performance. . . as of 9/30/98
                      Thornburg Value Fund - Class A Shares
                             Inception Date: 10/2/95
                  Calendar YTD      Fiscal Year Ending        Since Inception
Net Asset Value       1.90%               3.15%                  23.17%*
Max. Offering Price  -2.71%              -1.48%                  21.31%*

                      Thornburg Value Fund - Class C Shares
                             Inception Date: 10/2/95
                  Calendar YTD      Fiscal Year Ending        Since Inception
Net Asset Value       1.25%               2.34%                  22.23%*
Max. Offering Price   0.25%**             2.34%                  22.23%*

                  Thornburg Global Value Fund - Class A Shares
                             Inception Date: 5/28/98
                  Calendar YTD      Fiscal Year Ending        Since Inception
Net Asset Value         N/A                 N/A                  -17.80%
Max. Offering Price     N/A                 N/A                  -21.48%

                  Thornburg Global Value Fund - Class C Shares
                             Inception Date: 5/28/98
                  Calendar YTD      Fiscal Year Ending        Since Inception
Net Asset Value         N/A                 N/A                  -18.12%
Max. Offering Price     N/A                 N/A                  -18.94% **

* Annualized.
** Assumes redemption during the period.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
November 6, 1998

William V. Fries, CFA
Portfolio Manager

Dear Fellow Shareholder,
We recently received notification that the Chairman and majority shareholder of Liechtenstein Global Trust, a private bank we own in the Value Fund, will buy all outstanding shares at 1700 Swiss Francs per share. The stock had traded down from over 1800 Swiss Francs to a low of 1050 Swiss Francs in early October. With a highly profitable business franchise growing at 20% and nearly $1billion in excess cash on the balance sheet, only investor panic could explain the sharp stock price drop. In retrospect, that is what happened to many of our solid holdings during this period. The fact that both the Value Fund and Global Value Fund bounced back as quickly as they have attests to the substance and value in our portfolios. September 30 ended the third fiscal year for the Thornburg Value Fund. It has been both a challenging and rewarding three years. The Fund has enjoyed excellent performance, consistent asset growth, and has been favorably recognized by the financial press and mutual fund ranking services. For the three year period, the fund has been awarded a 5 star ranking by Morningstar*, one of the industry's most widely recognized rating services. Performance results for the Thornburg Value Fund and our new fund, the Thornburg Global Value Fund, for periods ended September 30, are shown in the Table on the previous page. Both Funds are solidly structured with promising portfolios, including widely recognized companies, such as Intel, Hewlett Packard and Rolls Royce, as well as holdings that are smaller and less well known, such as Advent Software, Dallas Semiconductor, and Swisslog. The latter is a Swiss logistics support engineering company. I believe all these companies have considerable promise to generate capital appreciation. In previous reports I have commented in some depth on individual stocks. I will not do that in this letter, because you can read my comments on every stock in our portfolios on our internet website. (Go to thornburg.comE. look under "Funds"). If you do not have access to the internet, call us at 800 847-0200 during working hours and we will send you a copy. While both our equity funds are managed with the same objective and philosophy, each is unique. The Value Fund is largely U. S. oriented, while the Global Fund is largely international. I will comment upon each separately. Thornburg Value Fund As you know, one of our beliefs is that stock selection is a fundamental form of risk management. With this in mind, as the world collectively hit the panic button in August we took a number of measures intended to improve the portfolio's posture should markets continue to unwind. Most of these portfolio changes centered on reducing exposure to a potential economic downturn in the U. S. and realignment of financial service industry holdings. As the market declined, we also had an opportunity to add to a number of positions at what turned out to be very attractive prices. The volatility also provided an opportunity to establish new positions in promising companies as well. Recent additions include Annaly Mortgage, Dallas Semiconductor, Julius Baer, Banc One, El Paso Energy, Charles Schwab, Tidewater Inc. and Union Pacific. Banking and financial services remain an important part of the Value Fund's portfolio. Combined, these two sectors account for over 25% of portfolio holdings. Obviously, we have not lost our enthusiasm for selected companies in these industries. While banks and financial stocks led the market decline, most of our holdings have recovered nicely, especially holdings in our European private bankers, including both Verwaltungs und Privat-Bank and Liechtenstein Global Trust. Schwab has also been a stellar performer. Technology holdings remain the other area of material weighting, at about 18% of the portfolio. During the year investor reservations about computer inventories and pricing along with modest earnings reversals we judged to be temporary provided an opportunity to add top quality issues such as Intel and Hewlett Packard to the portfolio. Contrary to what might be expected, only during the final phase of the market sell off did these issues perform poorly. Recovery since has been robust and I expect it to continue as industry fundamentals improve. We do not hold any stocks directly related to the internet phenomenon. But we do hold a number of issues that are beneficiaries such as Intel, Schwab, EMC , U. S. West , Bell Atlantic and Seagate. All have been doing particularly well recently and are well positioned going forward. Global Value Fund This newest addition to the Thornburg family of funds was launched on May 28. It is intended for equity investors familiar with the Thornburg risk averse philosophy but interested in holding a portfolio with an overseas orientation. The stock selection criteria and portfolio attributes are similar to the Value Fund. The initial portfolio is focused on the developed markets of Europe. The start date of the Fund put the portfolio in place prior to the financial distress experienced in Europe this summer, so performance for this short period of the funds existence reflects a mostly hostile environment for equities. The Table below summarizes investments by country as of September 30.

Holdings by Country*
Germany           28.67%   Netherlands       7.62%   Liechtenstein     3.67%
Switzerland       13.23%   France            6.71%   Austria           3.33%
United States     10.86%   Finland           4.61%   Sweden            3.30%
UK                10.63%   Bermuda           3.90%   New Zealand       2.15%
                                                     Brazil            1.31%



The Global Value Fund is diversified among more than 15 industries with pharmaceuticals and banking institutions each accounting for approximately 12% as of September 30. Other exposure is fairly evenly spread with industry holdings reflecting a single issue, typically an industry leader. Be assured, the stocks were selected for their individual merits, not because of industry exposure. While a number of holdings are in cyclical industries, Europe has endured slow economic growth for a number of years and these low valued issues reflect modest expectations. Benefits of a unified currency, a more consumer friendly environment in Germany, and growth in Eastern Europe may well result in more economic vigor in western Europe than currently forecast. We are well positioned for this potential. With a portfolio yield approaching 3% (weighted average yield of the portfolio not distribution to shareholders) and a weighted average portfolio price to earnings ratio of 16x estimated 1998 earnings, we judge risks to be well contained. At the present time we are evaluating issues in a number of markets that have experienced dramatic declines over the past year, especially in dollar terms. Investing in these markets entails high volatility and risk so our investments in these markets, if made, will be very modest. To help control the inherent currency risk to dollar based investors, as a matter of policy, we hedge currency risk where practical. We remain confident that both the Thornburg Value and Thornburg Global Value are exceptional portfolios, representing both good value and solid opportunity. Thank you for your trust and confidence. Respectfully,

William V. Fries, CFA
Portfolio Manager
For a description of the holdings for each Fund please visit our Website at www.thornburg.com

Percentages can and do vary over time. Past performance cannot guarantee future results.

Statement of assets and liabilities
Thornburg Investment Trust
September 30, 1998

                                                Value Fund   Global Value Fund
ASSETS

Investments, at value (cost $189,004,825 and
9,163,784 respectively)                           $ 195,027,305   $  7,996,095
Cash                                                    312,399        442,074
Receivable for fund shares sold                         725,400              0
Unrealized gain on forward exchange contracts(Note 6)   473,011         85,988
Dividend receivable                                     499,996         19,233
Prepaid expenses and other assets                        50,932         38,733
Total Assets                                        197,089,043      8,582,123

LIABILITIES

Payable for securities purchased                      2,656,102        247,150
Payable for fund shares redeemed                        141,913              0
Unrealized loss on forward exchange contracts(Note 6) 1,937,226        283,926
Accounts payable and accrued expenses                   347,741         34,144
Total Liabilities                                     5,082,982        565,220

NET ASSETS                                      $   192,006,061   $  8,016,903

NET ASSETS CONSIST OF:
    Undistributed net investment income              $        0   $      6,267
    Net unrealized appreciation(depreciation)         4,556,463    (1,365,627)
    Distributions paid in excess of net realized gain (908,875) (334,402) Net capital paid in on shares of
          beneficial interest                       188,358,473      9,710,665

                                                $   192,006,061  $   8,016,903
NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($150,492,291 and $7,439,514 applicable to 7,727,057
 and 759,624 shares of beneficial interest
 outstanding - Note 4)                               $   19.48   $       9.79

Maximum sales charge, 4.50% of offering
price (4.70% of net asssset value per share)              0.92           0.46

Maximum Offering Price Per Share                     $   20.40   $      10.25

Class C Shares:
Net asset value and offering price per share*
($41,513,770 and $577,389 applicable to 2,134,876
and 59,070    shares of beneficial interest
outstanding - Note 4)                                $   19.45   $       9.77

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations
Year Ended September 30, 1998

                                            Value Fund     Global Value Fund (a)
INVESTMENT INCOME
Dividend income (net of foreign taxes
withheld of $104,156 and $4,989)       $    2,892,311        $    52,329
Interest income                               406,348             17,026
Limited partnership income                    154,951                  0
         Total Income                       3,453,610             69,355
EXPENSES
Investment advisory fees (Note 3)           1,214,207             22,883
Administration fees (Note 3)
         Class A Shares                       143,043              3,075
         Class C Shares                        30,415                194
Distribution and service fees (Note 3)
         Class A Shares                       286,087              6,151
         Class C Shares                       243,319              1,549
Transfer agent fees                           154,148             17,855
Registration & filing fees                    102,377             19,391
Custodian fees                                 93,740             10,380
Professional fees                              29,996              6,305
Accounting fees                                13,425                474
Trustee fees                                    3,548                126
Other expenses                                 24,472                978
         Total Expenses                     2,338,777             89,361
Less:
Expenses reimbursed by investment
      advisor (Note 4)                         (4,128)           (45,571)
         Net Expenses                       2,334,649             43,790
         Net Investment Income              1,118,961             25,565

REALIZED AND UNREALIZED GAIN - (NOTE 5)
Net realized gain (loss) on:
         Investments                        (608,249)           (195,767)
         Foreign currency transactions       439,413            (138,635)
                                            (168,836)           (334,402)
Net unrealized appreciation (depreciation)
         Investments                      (8,464,951)         (1,167,689)
         Foreign currency translation     (1,575,463)           (197,938)
                                         (10,040,414)         (1,365,627)

         Net Realized and Unrealized
          Gain on Investments            (10,209,250)         (1,700,029)
         Net Increase (Decrease) in
          Net Assets Resulting From
          Operations             $        (9,090,289)      $  (1,674,464)
         (a) Commencement of operations, May 28, 1998 to September 30, 1998. See notes to financial statements.


Statement of changes in net assets
Thornburg Value Fund

                                                 Year Ended        Year Ended
                                        September 30, 1998    September 30, 1997
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                         $       1,118,96$        542,780
Net realized gain (loss) on investments and foreign
   cuurency transactions                               (168,836)     4,516,474
Increase (Decrease) in unrealized appreciation
on investments and foreign
currency transactions                               (10,040,414)    12,549,755

Net Increase (Decrease) in Net Assets
Resulting from Operations                            (9,090,289)    17,609,009

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                         (938,716)      (504,495)
Class C Shares                                          (27,348)       (21,502)

From realized gains
Class A Shares                                       (4,677,701)      (467,203)
Class C Shares                                         (746,009)       (34,748)
From return of capital
Class A Shares                                         (165,589)             0
Class C Shares                                           (4,824)             0

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares                                       95,534,687     36,738,729
Class C Shares                                       35,229,776      6,867,432

Net Increase in Net Assets                          115,113,987     60,187,222


NET ASSETS:

Beginning of year                                    76,892,074     16,704,852

End of year                                      $  192,006,061  $  76,892,074


See notes to financial statements.


Thornburg Global Value Fund

                                           For the period from May 28, 1998 (a)
                                                        to September 30, 1998

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                                           $      25,565
Net realized gain (loss) on investments and foreign
  currency transactions                                              (334,402)
Increase in unrealized depreciation on investments
and foreign currency translation                                   (1,365,627)

Net (Decrease) in Net Assets Resulting from Operations             (1,674,464)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                                        (18,944)
Class C Shares                                                           (354)


FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares                                                      8,997,696
Class C Shares                                                        712,969

Net Increase in Net Assets                                          8,016,903


NET ASSETS:

Beginning of period                                                         0

End of period                                                   $   8,016,903


(a) Commencement of operations See notes to financial statements.

Notes to financial statements
Thornburg Investment Trust
September 30, 1998

Note 1 - Organization
Thornburg Value Fund (the " Value Fund") and Thornburg Global Value Fund (the "Global Value Fund"), hereinafter referred to collectively as the "Funds," are series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Funds:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Value Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis. The Global Value Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis. The Funds currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign Currency Translation:
Porfolio securities securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When a Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Funds to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of their taxable income to its shareholders. Therefore, no provision for Federal income tax is required. When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of each Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of
Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 1998, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Value Fund and Global Value Fund depending on each Fund's asset size. The Funds also have an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of each Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1998, the Adviser voluntarily waived certain operating expenses amounting to $4,128 and $45,571 for the Value Fund and Global Value Fund, respectively. The Funds have underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Funds' shares. For the year ended September 30, 1998, the Distributor earned commissions aggregating $225,929 and $0 from the sale of Class A shares of the Value Fund and Global Value Fund, respectively, and collected contingent deferred sales charges aggregating $4,630 and $0 from redemptions of Class C shares of the Value Fund and Global Value Fund, respectively. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, each Fund may reimburse to the Adviser an amount not to exceed .25 of 1% annum of its average net assets attributable to each class of shares of the Funds for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of each Fund's shares. The Funds have also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to each Fund's Class C shares under which the Funds compensate the Distributor for services in promoting the sale of Class C shares of the Funds at an annual rate of up to 1.00% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 1998 are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 4 - Shares of Beneficial Interest
At September 30, 1998 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and C Shares of the Global Value Fund commenced May 28, 1998. Transactions in shares of beneficial interest were as follows:

Thornburg Value Fund
                            Yr Ended Sept 30, 1998    Yr Ended Sept 30, 1997
                                Share     Amount         Shares      Amount
Class A Shares
Shares sold                  5,364,791 $114,402,496    2,414,402 $ 40,168,216
Shares issued to shareholders in
reinvestment of dividends      290,340    5,509,526       57,280      925,077
Shares repurchased          (1,204,237) (24,377,335)    (260,335)  (4,354,564)

Net Increase                 4,450,894 $ 95,534,687    2,211,347 $ 36,738,729

Class C Shares
Shares sold                  1,712,966 $ 36,707,174      413,412 $  7,033,375
Shares issued to shareholders
in reinvestment of distrib      37,794      705,580        3,110       48,914
Shares repurchased            (106,131)  (2,182,978)     (13,595)    (214,857)
Net Increase                 1,644,629 $ 35,229,776      402,927 $  6,867,432

Note 4 - Shares of Beneficial Interest . . . continued



Thornburg Global Value Fund
                                                  Year Ended September 30, 1998

                                                       Shares          Amount

Class A Shares
Shares sold                                             763,955 $    9,049,328
Shares issued to shareholders in
reinvestment of dividends                                 1,886         18,467
Shares repurchased                                       (6,217)       (70,099)
Net Increase                                             759,624 $    8,997,696

Class C Shares
Shares sold                                              85,018 $    1,022,683
Shares issued to shareholders
in reinvestment of distributions                             34            334
Shares repurchased                                      (25,982)      (310,048)

Net Increase                                             59,070 $      712,969

Note 5 - Securities Transactions
For the year ended September 30, 1998 purchases and sales of investment securities were $260,673,720 and $128,998,924 for the Thornburg Value Fund and $11,786,903 and $2,421,899 for the Thornburg Global Value Fund, respectively. The cost of investments for Federal income tax purpose is $189,734,445 and $9,246,688 for the Value Fund and Global Value Fund, respectively. As of September 30, 1998, the Value Fund and the Global Value Fund have deferred capital losses and currency losses occuring subsequent to October 31, 1997 of $782,119 and $980,635 and $112,863 and $340,170, respectively. At September 30,
1998, gross unrealized appreciation and depreciation of investments, based on cost for Federal income taxes were as follows:

Value Fund
Gross  unrealized   appreciation             $17,894,494
Gross  unrealized   depreciation             $12,601,634
Net unrealized appreciation  (depreciation)   $5,292,860

Global Value
Fund  Gross  unrealized   appreciation           $63,324
Gross  unrealized  depreciation               $1,313,917
Net unrealized appreciation (depreciation)   $(1,250,593)

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the year ended September 30, 1998, the Funds were parties to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to each Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of each Fund's involvement in such contracts. At September 30, 1998, the Funds had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
Value Fund
12,880,001        Deutschemarks for 7,346,188 U.S. Dollars, December 16, 1998            $396,532
 6,446,362        New Zealand Dollars for 3,298,454 U.S. Dollars, December 16, 1998        70,837
 2,526,762        Deutschemarks for 1,513,302 U.S. Dollars, December 16, 1998               5,642
Unrealized gain from forward exchange contracts                                          $473,011
15,015,240        Swiss Francs for 10,961,714 U.S. Dollars, December 16, 1998             ($7,123)
15,000,000        Deutschemarks for 8,357,477 U.S. Dollars, December 16, 1998            (659,666)
27,148,713        Deutschemarks for 15,118,538 U.S. Dollars, December 16, 1998         (1,201,717)
 3,809,800        Dutch Guilders for 2,007,165 U.S. Dollars, December 18, 1998            (24,622)
 3,387,437        New Zealand Dollars for 1,651,951 U.S. Dollars, December 16, 1998       (44,098)
Unrealized loss from forward exchange contracts                                       ($1,937,226)

Global Value Fund
   277,200        Brazilian Real for 226,286, December 30, 1998                           $12,891
   413,260        Swiss Francs for 300,103, December 16, 1998                               1,789
 1,468,572        Deutschemarks for 845,554, December 16, 1988                             37,253
22,968,906        Spanish Peseta for 153, 541, December 15, 1998                            8,689
   709,520        French Francs for 122,659, December 16, 1998                              4,534
    92,681        British Pound Sterling for 154,175, December 16, 1998                     2,742
260,083,492       Italian Lira for 149,212, December 15, 1998                               8,518
   329,721        New Zealand Dollar for 170,763, December 16, 1998                         5,675
 1,961,584        Swedish Krona for 252,598, December 15, 1998                              3,897
Unrealized gain from forward exchange contracts                                           $85,988
 2,320,910        Swiss Francs for 1,693,062, December 16, 1998                           ($2,394)
 5,178,469        Deutschemarks for 2,942,255, December 16, 1998                         (170,339)
22,968,906        Spanish Peseta for 152,557, December 15, 1998                            (9,673)
 1,883,700        Finnish Markka for 368,234, December 15, 1998                            (3,675)
 3,922,650        French Franc for 660,148, December 16, 1998                             (43,049)
   565,037        British Pound Sterling for 920,351, December 16, 1998                   (36,308)
260,083,492       Italian Lira for 148,666, December 15, 1998                              (9,064)
 1,131,700        Netherlands Guilder for 596,228, December 18, 1998                       (7,314)
  681, 056        Swedish Krona for 84, 982, December 15, 1998                             (2,110)
Unrealized loss from forward exchange contracts                                         ($283,926)

Financial highlights
Thornburg Value Fund
Per share operating performance (for a share outstanding throughout the year)

                                                         Year Ended September 30,
                                                   1998           1997          1996(a)

Class A Shares:
Net asset value, beginning of year          $     20.42     $      14.50    $      11.94

Income from investment operations:
                  Net investment income            0.20             0.21            0.28
                  Net realized and unrealized
                    gain on investments            0.40             6.28            2.56

Total from investment operations                   0.60             6.49            2.84
Less dividends from:
                  Net investment income           (0.18)           (0.20)           (0.28)
                  Realized capital gains          (1.35)           (0.37)            0.00
                  Return of capital               (0.02)            0.00             0.00

Change in net asset value                         (0.95)            5.92             2.56

Net asset value, end of year                $     19.47    $       20.42     $      14.50

Total Return (b)                                   3.15%           46.01%           24.02%

Ratios/Supplemental Data Ratios to average net asset:
              Net investment income                0.96%            1.35%            2.48%
              Expenses, after expense reductions   1.61%            1.61%            1.55%
       Expenses, before expense reductions         1.62%            1.61%            2.16%

Portfolio turnover rate                           99.55%           78.83%           59.62%


Net assets at end of year (000)            $     150,492     $     66,893     $     15,438

(a) Fund commenced operations on October 2, 1995. (b) Sales loads are not reflected in computing total return.



                                                         Year Ended September 30,
                                                  1998             1997             1996(a)
Class C Shares:
Net asset value, beginning of year            $    20.40    $    14.51       $     11.94

Income from investment operations:
                  Net investment income             0.03          0.07              0.18
                  Net realized and unrealized
                   gain on investments              0.39          6.27              2.57

Total from investment operations                    0.42          6.34              2.75
Less dividends from:
                  Net investment income            (0.01)        (0.08)            (0.18)
                  Capital gains distribution       (1.35)         (.37)             0.00
                  Return of capital                (0.02)         0.00              0.00

Change in net asset value                          (0.96)         5.89              2.57

Net asset value, end of year                $      19.44    $    20.40     $       14.51

Total Return (b)                                    2.34%        44.77%            23.20%

Ratios/Supplemental Data Ratios to average net asset:
              Net investment income                 0.14%         0.48%             1.73%
              Expenses, after expense reductions    2.44%         2.49%             2.30%
              Expenses, before expense reductions   2.44%         2.73%             6.51%

Portfolio turnover rate                            99.55%        78.83%            59.62%


Net assets at end of year (000)             $     41,514      $  9,999   $         1,267

(a) Fund commenced operations on October 2, 1995. (b) Sales loads are not reflected in computing total return.


Thornburg Global Value Fund
Per share operating performance (for a share outstanding throughout the period) Period Ended
September 30,1998 (a)

Class A Shares:
Net asset value, beginning of period                            $     11.94

Income from investment operations:
Net investment income                                                  0.03
Net realized and unrealized gain on investments                       (2.15)

Total from investment operations (2.12) Less dividends from:
Net investment income                                                 (0.03)

Change in net asset value                                             (2.15)

Net asset value, end of period                                  $      9.79

Total Return (b)                                                     (17.80)%

Ratios/Supplemental Data Ratios to average net asset:
Net investment income                                                  1.04%(c)
Expenses, after expense reductions                                     1.63%(c)
Expenses, before expense reductions                                    2.88%(c)

Portfolio turnover rate                                               44.66%


Net assets at end of period (000)                               $     7,440

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return, which is not annualized in periods less than a year. (c) Annualized


Period Ended
September 30, 1998 (a)

Class C Shares:
Net asset value, beginning of period                            $     11.94

Income from investment operations:
Net investment income                                                  0.01
Net realized and unrealized gain on investments                       (2.17)

Total from investment operations (2.16) Less dividends from:
Net investment income                                                 (0.01)

Change in net asset value                                             (2.17)

Net asset value, end of period                                  $      9.77

Total Return (b)                                                     (18.12)%

Ratios/Supplemental Data Ratios to average net asset:
Net investment income                                                (0.02)%(c)
Expenses, after expense reductions                                     2.38%(c)
Expenses, before expense reductions                                   11.91%(c)

Portfolio turnover rate                                               44.66%


Net assets at end of period (000)                               $       577

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return, which is not annualized in periods less than a year. (c) Annualized

Schedule of Investments
Thornburg Value Fund
September 30, 1998    CUSIPS:  Class A - 885-215-731, Class C - 885-215-715
NASDAQ Symbols:  Class A - TVAFX, Class C - TVCFX
COMMON STOCKS--83.70%
BANKING INSTITUTIONS (15.20%)
Banc One Corporation                               184,400           $7,860,050
Bank Austria AG                                    94,590             4,057,480
First Chicago NBD Corporation                      47,100             3,226,350
FirstSpartan Financial Corporation                 26,000               780,000
Hudson River Bancorp, Inc. +                       40,000               405,000
Julius Baer Holding AG                             850                2,001,232
Liechtenstein Global Trust                         4,630              4,595,117
Ocean Financial Corporation                        89,000             1,335,000
Republic New York Corporation                      100,000            3,950,000
Richmond County Financial Corporation              52,500               787,500
Verwaltungs und Privat-Bank AG                     2,000              5,867,864
BIOTECHNOLOGY (3.40%)
Genzyme Corporation +                              217,000            7,839,125
DRUGS & HEALTH CARE (2.30%)
American Home Products Corporation                 100,000            5,237,500
ENERGY (3.40%)
Occidental Petroleum Corporation                   357,200            7,679,800
FINANCIAL SERVICES (3.80%)
SLM Holding Corporation                            267,000            8,660,813
FOOD & BEVERAGES (2.40%)
Pepsico, Inc.                                      190,000            5,593,125
GAS EXPLORATION (1.90%)
El Paso Energy Corporation                         135,000            4,379,063
HOUSEHOLD PRODUCTS (2.60%)
Henkel KGaA Preferred                              77,600             5,880,583
INVESTMENT MANAGEMENT & BROKERAGE (10.20%)
Charles Schwab and Co.                             200,000            7,875,000
Federated Investors, Inc.                          150,000            2,156,250
Kansas City Industries, Inc.                       195,000            6,825,000
Pimco Advisors Holdings L. P.                      222,300            6,530,062
PETROLEUM SERVICES (0.90%)
Royal Dutch Petroleum Company                      43,000             2,134,760
RAILROADS & EQUIPMENT (3.50%)
Union Pacific Corporation                          190,000            8,098,750
REAL ESTATE INVESTMENT TRUSTS (6.50%)
Annaly Mortgage Management, Inc.                   87,000             706,875
JDN Realty Corporation                             346,150            7,961,450
Sun Communities, Inc.                              187,000            6,276,187
RETAIL (1.10%)
Pier 1 Imports Inc.                                326,250            2,446,875
TECHNOLOGY (15.60%)
Advent Software, Inc. +                            100,000            3,418,750
EMC Corporation +                                  90,000             5,146,875
Hewlett Packard Company                            158,000            8,364,125
Intel Corporation                                  100,000            8,575,000
Seagate Technology, Inc.                           170,000            4,260,625
The Learning Company, Inc. +                       302,000            5,983,375
TELECOMMUNICATION SERVICES (8.40%)
Bell Atlantic Corporation                          173,800            8,418,437
Telecom Corporation Of New Zealand ADR             170,000            5,121,250
U. S. West Inc.                                    110,000            5,768,125
CLOSED END FUNDS (2.50%)
Germany Fund                                       141,700            2,054,650
New Germany Fund                                   265,800            3,771,038

TOTAL COMMON STOCKS (Cost $186,004,844)                             192,029,061

SHORT TERM INVESTMENTS--1.30%
COMMERCIAL PAPER (1.30%)
Ford Motor Credit Company, 5.27% due 10/5/98       3,000,000          2,998,244

TOTAL SHORT TERM INVESTMENTS (Cost $2,998,243)                        2,998,244


TOTAL INVESTMENTS   (Cost $189,003,087)*                          $ 195,027,305
+ Non-income producing.

See notes to financial statements.

Schedule of Investments
Thornburg Global Value Fund
September 30, 1998

COMMON STOCKS--89.70%
BANKING INSTITUTIONS (10.60%)
Bank Austria AG                                     6,200              $265,952
Julius Baer Holding AG                              110                258,983
Republic New York Corporation                       3,200              126,400
Verwaltungs und Privat-Bank AG                      100                293,393
BATTERIES (3.70%)
Varta AG                                            1,880              329,854
BUILDING MATERIALS (3.20%)
Dyckerhoff AG                                       895                286,730
CAPITAL EQUIPMENT (7.20%)
Rolls Royce Plc                                     117,500            405,516
Swisslog AG                                         2,500              235,439
CHEMICALS (2.90%)
DSM Chemical                                        3,100              261,715
DRUGS & HEALTH CARE (10.90%)
Merck KGaA                                          8,700              351,657
Pharmacia & Upjohn Inc.                             6,700              336,256
Rhone Poulenc S.A.                                  6,700              281,171
FINANCIAL SERVICES (4.00%)
SLM Holding Corporation                             11,000             356,812
FOOD & BEVERAGES (3.80%)
Hero AG B                                           600                339,032
FOREST PRODUCTS (4.10%)
UPM Kymmene OYJ                                     16,100             368,896
HOUSEHOLD PRODUCTS (4.20%)
Henkel KGaA Preferred                               5,000              378,904
HOTELS & RESTAURANTS (2.50%)
Movenpick Holding AG                                500                224,573
INSURANCE (3.50%)
Annuity And Life Re Holdings  +                     15,800             312,050
MINING (5.00%)
Billiton Plc                                        200,000            444,576
PETROLEUM SERVICES (3.90%)
Royal Dutch Petroleum Company                       7,000              347,519
REAL ESTATE INVESTMENT TRUSTS (4.60%)
Annaly Mortgage Management, Inc.                    50,000             406,250
RETAIL (2.20%)
Karstadt AG                                         400                195,934
TELECOMMUNICATION SERVICES (3.10%)
Telecom Corporation Of New Zealand ADR              5,700              171,713
Telesp Celular S.A.  +                              4,200,000          104,588
TIRES & RUBBER (2.90%)
Michelin                                            6,500              255,366
TOBACCO (3.00%)
Swedish Match AB                                    84,700             263,691
CLOSED END FUNDS (4.40%)
Central European Equity Fund                        13,700             150,700
Germany Fund                                        8,500              123,250
New Germany Fund                                    8,400              119,175

TOTAL COMMON STOCKS (Cost $9,163,784)                                7,996,095


TOTAL INVESTMENTS   (Cost $9,163,784)*                             $ 7,996,095

See notes to financial statements.



Independent Auditor's Report

To the Board of Trustees and Shareholders
Thornburg Equity Funds
Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Value Fund and Thornburg Global Value Fund, series of Thornburg Investment Trust as of September 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Value Fund and Thornburg Global Value Fund as of September 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
October 23, 1998


Investment Manager
Thornburg Management Company, Inc.
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Annual Report
September 30, 1998

Thornburg Value Fund &
Thornburg Global Value Fund